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                                 EXHIBIT 99.1

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                             CARDINAL BANCORP, INC.

                                     PROXY

        SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 22, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Thomas R. Watters and Robert F. Lafferty, and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Cardinal Bancorp, Inc. (the "Company") that the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Company to be held at The Arena Restaurant (adjacent to the Quality Inn), Business Route 220 North at Pennsylvania Turnpike Exit 11, Bedford, Pennsylvania on Tuesday, September 22, 1998, commencing at 9:30 a.m., prevailing time, and at any adjournment or postponement thereof, as follows:

1.   PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF AFFILIATION.

          [_]     FOR       [_] AGAINST        [_]  ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.

2. POSTPONEMENT OR ADJOURNMENT OF THE SPECIAL MEETING TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES, IN THE EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF AFFILIATION.

          [_]     FOR       [_] AGAINST        [_]  ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2.


Number of Shares Held of      Date: _______________, 1998
Record on July 28, 1998:

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                              Signature of Shareholder


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                              Signature of Shareholder

     THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE BANK IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.
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